UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

Family Dollar Stores, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6087	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2014 Named Executive Officer Compensation

On October 15, 2013, the Leadership Development and Compensation Committee of the Board of Directors of Family Dollar Stores, Inc. (the “Company”) approved fiscal year 2014 annual compensation packages for the Company’s principal executive officer (“PEO”), principal financial officer (“PFO”) and the three most highly compensated executive officers other than the PEO and PFO who were serving as executive officers of the Company at the end of the Company’s fiscal year ended August 31, 2013 (collectively, “named executive officers”), as follows:

Name	Base Salary (1)	Target Cash Bonus Award (% of base compensation) (2)	Long-Term Incentives (3)
Howard R. Levine, Chairman of the Board and Chief Executive Officer (PEO)	$1,150,000	120%	$3,800,000
Michael K. Bloom, President and Chief Operating Officer	$740,000	75%	$1,300,000
Mary A. Winston, Executive Vice President - Chief Financial Officer (PFO)	$505,000	55%	$500,000
Barry W. Sullivan, Executive Vice President - Store Operations	$440,000	55%	$400,000
James C. Snyder, Senior Vice President, General Counsel and Secretary	$415,000	40%	$240,000

(1) Increases to base salaries effective October 27, 2013.
(2) Pursuant to the Company’s 2006 Incentive Plan.
(3) Pursuant to the Company’s 2006 Incentive Plan. Represents a dollar value for an award of equity consisting of Performance Share Rights (“PSRs”) for the Fiscal 2014 - 2016 Performance Period and stock options that were granted on October 15, 2013 in accordance with the Company’s equity award policy. Such dollar value was divided equally between stock options and PSRs at target at the time of grant based upon fair values determined in accordance with FASB ASC Topic 718.
The foregoing does not constitute a complete summary of the compensation terms of the named executive officers and reference is made to the following Company plans with respect to various aspects of the compensation packages awarded to each named executive officer:  (i) Family Dollar Stores, Inc. 2006 Incentive Plan (filed as Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010); (ii) Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Long-Term Incentive Performance Share Rights Awards (filed as Exhibit 10.3 to the Company’s Form 10-Q filed with the SEC on June 29, 2012); (iii) Family Dollar Stores, Inc. 2006 Incentive

Plan 2006 Non-Qualified Stock Option Grant Program (filed as Exhibit 10.3 to the Company’s Form 8-K filed with the SEC on January 25, 2006); and (iv) the Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Annual Cash Bonus Awards (filed as Exhibit 10.2 to the Company’s Form 10-Q filed with the SEC on June 29, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: October 21, 2013	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President-General Counsel and Secretary